UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 28, 2010

NAPCO SECURITY TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bayview Avenue, Amityville, New York 11701
(Address of principal executive offices)

Registrant’s telephone number, including area code  (631) 842-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below) :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 28, 2010, the Company entered into a Second Amended and Restated Credit Agreement Dated as of October 28, 2010 among the Company, as the Borrower, Capital One, N.A., as a Lender and HSBC Bank USA, National Association as a lender Administrative Agent and Collateral Agent (the “Second Amended Agreement”).  The Second Amended Agreement amended and restated the previous term loan and revolving credit facility and provides for a term loan of $16,070,000 (the “Term Loan”) and a revolving credit facility of $11,100,000 (the “Revolving Credit Facility”).  Prior to closing on October 28, 2010, $11,100,000 was outstanding under the existing revolving credit facility and $17,856,000 was outstanding under the existing term loan. The Second Amended Agreement provides for the same expiration dates, August 2012 for the Revolving Credit Facility and August 2013 for the Term Loan, and repayment schedule as the previous facilities except for an accelerated payment of $1,786,000, which was paid at closing and represents the payments previously scheduled for December 31, 2010 and March 31, 2011 under the Term Loan. The post-closing balance of the Term Loan on October 28, 2010 is $16,070,000 and the balance outstanding under the Revolving Credit Facility remained at $11,100,000. The Second Amended Agreement also provides for a LIBOR interest rate option of LIBOR plus 4.5% in addition to the existing prime option of prime plus 4.0%, financial covenants that better reflect the Company’s current financial condition and other terms and conditions as more fully described in the Loan Agreement. In addition, the Second Amended Agreement contains waivers for non-compliance with certain covenants in the previous facilities. The Company’s obligations under the Second Amended Agreement continue to be secured by all of its assets including the guarantees of its wholly-owned subsidiaries.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS.

Exhibit 4.01
Second Amended and Restated Credit Agreement dated October 28, 2010 - A list of the Exhibits and Schedules to the Second Amended and Restated Credit Agreement dated October 28, 2010 is filed herewith and any omitted Schedule will be filed with the Commission upon request.

Exhibit 4.02	Negative Pledge Agreement

Exhibit 4.03	Amended and Restated Pledge Agreement

Exhibit 4.04	Amended and Restated Continuing General Security Agreement

Exhibit 4.05	Amended and Restated Unlimited Guarantee

Exhibit 4.06	Amended and Restated Continuing General Security Agreement

II

Exhibit 4.07	Amended and Restated Continuing General Security Agreement

Exhibit 4.08	Amended and Restated Continuing General Security Agreement

Exhibit 4.09	Amended and Restated Revolving Credit Note

Exhibit 4.10	Amended and Restated Term Loan Note

Exhibit 4.11	Amended and Restated Revolving Credit Note

Exhibit 4.12	Amended and Restated Swing Line Note

Exhibit 4.13	Amended and Restated Term Loan Note

III

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date: November 3, 2010	By:	/s/ KEVIN S. BUCHEL
Kevin S. Buchel
Senior Vice President and Chief Financial Officer

IV

INDEX TO EXHIBITS

Exhibit 4.01
Second Amended and Restated Credit Agreement dated October 28, 2010 - A list of the Exhibits and Schedules to the Second Amended and Restated Credit Agreement dated October 28, 2010 filed herewith and any omitted Schedule will be filed with the Commission upon request.

Exhibit 4.02	Negative Pledge Agreement

Exhibit 4.03	Amended and Restated Pledge Agreement

Exhibit 4.04	Amended and Restated Continuing General Security Agreement

Exhibit 4.05	Amended and Restated Unlimited Guarantee

Exhibit 4.06	Amended and Restated Continuing General Security Agreement

Exhibit 4.07	Amended and Restated Continuing General Security Agreement

Exhibit 4.08	Amended and Restated Continuing General Security Agreement

Exhibit 4.09	Amended and Restated Revolving Credit Note

Exhibit 4.10	Amended and Restated Term Loan Note

Exhibit 4.11	Amended and Restated Revolving Credit Note

Exhibit 4.12	Amended and Restated Swing Line Note

Exhibit 4.13	Amended and Restated Term Loan Note

V